SCHEDULE 14C

INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE
SECURITIES EXCHANGE ACT OF 1934

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PEAR TREE FUNDS

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PEAR TREE FUNDS
55 Old Bedford Road
Lincoln, Massachusetts 01773

January 21, 2015

Re:           Pear Tree Polaris Small Cap Fund (formerly, Pear Tree Columbia Small Cap Fund)

Dear Small Cap Fund Shareholder:

The Trustees of Pear Tree Funds, at the request of Pear Tree Advisors, Inc. (the “Manager”), the Pear Tree Funds investment manager, recently considered and approved an investment sub-advisory agreement between the Manager and Polaris Capital Management, LLC (“Polaris”) pursuant to which Polaris serves as the new sub-adviser to Pear Tree Polaris Small Cap Fund (“Small Cap Fund”), formerly Pear Tree Columbia Small Cap Fund, effective January 1, 2015.  The Manager continues to oversee the sub-adviser of Small Cap Fund.

This Information Statement provides information about the new sub-adviser to Small Cap Fund, including its investment process and style.  We ask that you take a moment to carefully read the Information Statement and call us if you have any question.  Please note that we are not asking you for a proxy and you are not being asked to send us a proxy.

On behalf of the Trustees, I thank you for your continued investment in Pear Tree Funds.  If you have any question, please call your financial adviser or call us at (800) 326-2151.

Sincerely,

/S/ Willard Umphrey
Willard Umphrey
President

NOT FDIC INSURED	May lose value/No bank guarantee

PEAR TREE FUNDS
55 Old Bedford Road, Suite 202
Lincoln, Massachusetts 01773

INFORMATION STATEMENT
January 21, 2015

TO THE SHAREHOLDERS OF
PEAR TREE POLARIS SMALL CAP FUND
(Formerly Pear Tree Columbia Small Cap Fund)

This Information Statement is being provided to shareholders of Pear Tree Polaris Small Cap Fund (“Small Cap Fund”), a portfolio series of Pear Tree Funds, a Massachusetts business trust (the “Trust”).

This Information Statement is being provided pursuant to the terms of an order (the “Order”) issued by the Securities and Exchange Commission (the “SEC”) under which the Trust’s investment manager is permitted, subject to supervision and approval of the Trustees of the Trust, to enter into and materially amend sub-advisory agreements with unaffiliated sub-advisers without seeking shareholder approval.  As a condition of the Order, the Trust’s investment manager and the Trust are required to furnish shareholders with information about new sub-advisers and/or material changes to the existing sub-advisory agreements.

This Information Statement, or a Notice of Internet Availability of Information Statement, is being mailed on or about January 21, 2015 to the Small Cap Fund shareholders of record as of January 1, 2015 (the “Record Date”).  Small Cap Fund will bear the expenses incurred in connection with preparing and mailing this Information Statement.

This Information Statement also will be available on the Trust’s website at http://www.peartreefunds.com/fund-literature until April 22, 2015.  A paper or e-mail copy of this Information Statement may be obtained, without charge, by contacting the Trust at (800) 326-2151 or sending an e-mail to info@peartreefunds.com.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE
REQUESTED NOT TO SEND US A PROXY.

APPROVAL OF NEW SUB-ADVISORY AGREEMENT FOR SMALL CAP FUND

On October 30, 2014, the Trustees of the Trust voted to terminate the investment sub-advisory agreement (the “Prior Sub-Advisory Agreement”) between Pear Tree Advisors, Inc. (the “Manager”) and Columbia Partners L.L.C., Investment Manager (“Columbia”) pursuant to which Columbia had served as the sub-adviser to Small Cap Fund.  That agreement terminated on December 31, 2014.  At the same time, the Trustees of the Trust also approved an investment sub-advisory agreement (the “New Sub-Advisory Agreement”) between the Manager and Polaris Capital Management, LLC (“Polaris”) pursuant to which Polaris will serve as the new investment sub-adviser to Small Cap Fund effective January 1, 2015.  The Manager, the Trust’s investment manager, will continue to oversee any sub-adviser of Small Cap Fund.

In considering these matters, the Trustees were advised with respect to relevant legal standards by independent counsel.  In addition, the Trustees who were not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”) discussed the approval of the New Sub-Advisory Agreement with management and in private sessions with independent counsel at which no representative of Polaris or the Manager was present.

The principal terms of the New Sub-Advisory Agreement are described below in “- New Sub-Advisory Agreement Principal Terms,” and a copy of the New Sub-Advisory Agreement is attached to this Information Statement as Exhibit A.

Trustees’ Considerations in Evaluating the Prior Sub-Advisory Agreement

In connection with the review of the Manager’s proposed termination of the Prior Sub-Advisory Agreement, the Trustees evaluated information provided by the Manager at the meeting, as well as information they had received from the Manager and Columbia in connection with the May 2014 renewal of the Prior Sub-Advisory Agreement and in connection with prior Trustees’ meeting.  The Trustees considered such information and other factors as they believed to be relevant, and they did not identify any single factor as controlling.

Trustees’ Considerations in Evaluating the New Sub-Advisory Agreement

In connection with the review of the Manager’s proposed sub-advisory agreement with Polaris, the Trustees evaluated information provided by the Manager and Polaris in accordance with Section 15(c) of the 1940 Act.  The Trustees also reviewed information that they had received from the Manager and Polaris in connection with the May 2014 renewals of the investment sub-advisory agreements between the Manager and Polaris relating to Pear Tree Polaris Foreign Value Fund (“Foreign Value Fund”) and Pear Tree Polaris Foreign Value Small Cap Fund (“Foreign Value Small Cap Fund”), two other separate series of the Trust.  The Trustees considered such information and other factors as they believed to be relevant, and they did not identify any single factor as controlling.

Nature, Extent and Quality of Services

Among other things, the Trustees considered the nature, extent and quality of the services to be performed by Polaris under the sub-advisory arrangement.  The Trustees noted the reputation, qualifications and background of Polaris, Polaris’ financial condition, Polaris’ experience and success in managing Foreign Value Fund and Foreign Value Small Cap Fund, the experience and skills of investment personnel to be responsible for the day-to-day management of Small Cap Fund, and the resources to be made available to such personnel.  In addition, the Trustees considered the Manager’s evaluation of Polaris as the sub-adviser to each of Foreign Value Fund and Foreign Value Small Cap Fund, as well as the Manager’s conclusion that Polaris would provide reasonable services with respect to Small Cap Fund.

Performance

The Trustees also considered the investment approach of Polaris for Small Cap Fund.  The Trustees noted that Polaris does not manage other client accounts using the investment strategy that Polaris uses for Small Cap Fund.  However, the Trustees considered Polaris’ experience in managing Foreign Value Small Cap Fund, which has a substantially similar investment objective as Small Cap Fund and uses a strategy similar to the strategy used that Polaris would use with Small Cap Fund.  The Trustees also considered the investment performance of Foreign Value Small Cap Fund relative to that fund’s peers and its benchmark.  The Trustees noted that for the most recent one-, five-, and ten-year periods ended December 31, 2013 (as prepared by an independent third-party provider of mutual fund data), Foreign Value Small Cap Fund was in the second, third, or fifth quintile of its performance group, but in the first or third quintile of its performance universe over the same period.  The Trustees further noted that at their May 2014 meeting, they had concluded that the performance of Foreign Value Small Cap Fund had generally been in line with or outperformed the historical performance of comparable funds.  The Trustees concluded that Polaris’ performance results for Foreign Value Small Cap Fund were sufficient for evaluating Polaris’ anticipated performance for Small Cap Fund, and that such performance results for Small Cap Fund were acceptable.

Costs of Services & Profits

The Trustees also considered Polaris’s proposed sub-advisory fee under the New Sub-Advisory Agreement.  The Trustees evaluated the profitability of Polaris.  They also evaluated the competitiveness of the sub-advisory fee based upon data previously supplied by the Manager.  The Trustees also considered that the sub-advisory fee rate was negotiated at arm’s length between the Manager and Polaris, that the Manager compensates Polaris from its fees, and that the aggregate advisory fee was deemed reasonable by the Trustees in May 2014.  The Trustees took these factors into consideration in concluding that the amount of the subadvisory fee was reasonable.

The Trustees also considered the character and amount of other incidental benefits to be received by Polaris.  Among other things, the Trustees considered Polaris’s soft dollar practices and the fact that Polaris does not use (or have) affiliated brokers.  The Trustees concluded that the benefits arising from these practices were reasonable.

Economies of Scale

The Trustees also considered whether there may be economies of scale with respect to the sub-advisory services provided to Small Cap Fund and whether the sub-advisory fee reflects such economies of scale.  Among other things, the Trustees considered the effective sub-advisory fee rate for Small Cap Fund under the New Sub-Advisory Agreement and whether it is reasonable in relation to different levels of assets of Small Cap Fund.  The Trustees concluded that the fee schedule for Small Cap Fund reflects an appropriate recognition of any economies of scale for the benefit of Small Cap Fund shareholders.

Conclusion

Based upon all of the information considered and the conclusions reached, the Trustees determined that the terms of the New Sub-Advisory Agreement were fair and reasonable and that the approval of the New Sub-Advisory Agreement was in the best interests of Small Cap Fund.  As required by the 1940 Act, the Trustees’ approval was confirmed by the unanimous separate vote of the Independent Trustees.

Polaris’ Investment Strategy for Managing Small Cap Fund

In managing Small Cap Fund, Polaris uses proprietary investment technology combined with value oriented, fundamental research to identify potential investments.  Polaris uses traditional valuation measures, including price/book ratios and price/sustainable free cash flow ratios to screen its database of more than 39,000 global companies.  It uses these measures to identify approximately 500 companies with the greatest potential for undervalued streams of sustainable free cash flow.  Polaris conducts fundamental research, interviewing and visiting with company management and creating detailed financial models.  It also maintains a “watch-list” of companies, which may be used if the valuation of a company held in Small Cap Fund’s portfolio falls below established limits.

New Sub-Advisory Agreement Principal Terms

The New Sub-Advisory Agreement provides, subject always to the supervision of the Trustees and the Manager, that Polaris, at its expense, will furnish continuously an investment program for Small Cap Fund.  Polaris will determine what securities shall be purchased, held, sold or exchanged by Small Cap Fund and what portion, if any, of the assets of Small Cap Fund shall be held uninvested and shall, on behalf of Small Cap Fund, make changes in Small Cap Fund’s investments.  In the performance of its duties, Polaris will comply with the provisions of Small Cap Fund’s governing documents, its prospectus and statement of additional information, and with other written policies that the Trustees or the Manager may from time-to-time determine and of which Polaris has received notice.  The New Sub-Advisory Agreement also will require Polaris to furnish and provide, at its expense: (a) all necessary investment and management facilities, including salaries of personnel; (b) records relating to the purchase, sale or current status of portfolio securities; (c) clerical personnel and equipment necessary for the efficient rendering of investment advice to Small Cap Fund; (d) to the Manager, such reports and records regarding Small Cap Fund and Polaris as the Manager or the Trustees shall from time-to-time request; and (e) upon reasonable notice, reviews of written references to Polaris, or its methodology, whether in a prospectus, statement of additional information, sales and marketing materials or otherwise.

The New Sub-Advisory Agreement also provides that Polaris will select those brokers and dealers through which all orders for the purchase and sale of portfolio investments for Small Cap Fund’s account will be placed.  In the selection of such brokers or dealers and the placing of such orders, Polaris is to use its best efforts to obtain for Small Cap Fund the most favorable price and execution available, except to the extent that it may be permitted to pay higher brokerage commissions for brokerage and research services.

The New Sub-Advisory Agreement also provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of Polaris, its partners, officers, directors, employees or agents or reckless disregard by Polaris of its obligations and duties under the New Sub-Advisory Agreement, neither Polaris nor its officers, directors, employees or agents shall be subject to any liability to the Trust or to the Manager, or to any shareholder of the Trust, for any act or omission in the course of, or connected with, rendering services hereunder, unless Polaris is claiming indemnity from any of them in connection herewith, but then only to the extent of the indemnity obtained.  In addition, in connection with Polaris’ performance of services under the New Sub-Advisory Agreement, Polaris will not be liable for any error in judgment in connection with any investment decision made by the Manager or any failure by Polaris to execute a trade directed by the Manager if the execution of such trade constitutes a violation of federal or state law, rule or regulation or a breach of any fiduciary or confidential relationship.

Under the New Sub-Advisory Agreement, Polaris receives fees calculated using the following annual fee rates: 0.25 percent of the first $100 million of average daily net assets, 0.30 percent of the next $100 million of average daily net assets, and 0.325 percent of amounts in excess of $200 million of average daily net assets.  The annual fee rates, including breakpoints, under the New Sub-Advisory Agreement are less than the annual fee rates under the Prior Sub-Advisory Agreement.  Such fees continue to be paid by the Manager out of the management fee paid by the Trust to the Manager pursuant to the Manager’s agreement with the Trust, and not directly by Small Cap Fund.

The New Sub-Advisory Agreement provides that, unless terminated sooner, it continues in effect through the second anniversary of the date of effectiveness, that is, through January 1, 2017.  Thereafter, if not terminated, the New Sub-Advisory Agreement continues in effect so long as such continuance is specifically approved at least annually by the Trustees or Small Cap Fund shareholders, as provided in the 1940 Act.  The New Sub-Advisory Agreement also provides that it may be terminated (a) at any time without penalty by the Trust through action of the Trustees or Small Cap Fund shareholders on not more than 60 days’ written notice, and not less than 30 days’ written notice, to Polaris, (b) by Polaris on 150 days’ written notice to Small Cap Fund and the Manager, or (c) upon the mutual written consent of the Manager and Polaris.  The New Sub-Advisory Agreement also terminates automatically in the event of its assignment by Polaris.

A copy of the New Sub-Advisory Agreement is included as Exhibit A to this Information Statement.

Material Differences between the Prio Sub-Advisory Agreement and the New Sub-Advisory Agreement

The New Sub-Advisory Agreement is substantially similar to the Prior Sub-Advisory Agreement other than three material respects.  First, the rates used to determine the fees payable to the sub-adviser have been reduced from 0.47 percent of Small Cap Fund’s average daily net assets to rates between 0.25 percent of Small Cap Fund’s daily net assets and 0.325 percent of Small Cap Fund’s daily net assets.  Second, the Prior Sub-Advisory Agreement do not include a provision releasing the sub-adviser from liability for any error in judgment in connection with an investment decision by the Manager or the failure by the sub-adviser to execute a trade directed by the Manager if the execution of such trade constitutes a violation of federal or state law, rule or regulation or a breach of any fiduciary or confidential relationship.  Third, the New Sub-Advisory Agreement permits the parties to use certain intellectual property of the other, whereas the Prior Sub-Advisory Agreement did not address the parties’ intellectual property.

INFORMATION ABOUT THE TRUST AND THE MANAGER

The Trust

The Trust is an open-end management investment company organized as a business trust under the laws of the Commonwealth of Massachusetts.

The Trust currently consists of six separate portfolio series, or funds.  This Information Statement only concerns Small Cap Fund.  In addition to Small Cap Fund, the Trust consists of the following separate series: Pear Tree Quality Fund, Pear Tree PanAgora Dynamic Emerging Markets Fund, Pear Tree PanAgora Risk Parity Emerging Markets Fund, Foreign Value Fund and Foreign Value Small Cap Fund (collectively with Small Cap Fund, the “Pear Tree Funds”).

The Manager

The Manager is a Delaware corporation and an investment adviser registered with the SEC.  As of November 30, 2014, the Manager had assets under management of approximately $2.3 billion.  The Manager’s principal business address is 55 Old Bedford Road, Suite 202, Lincoln, Massachusetts 01773.

The Manager is an affiliate of U.S. Boston Capital Corporation, the Trust’s distributor.  Willard L. Umphrey, CFA, President and a Trustee of the Trust, Leon Okurowski, Treasurer of the Trust, individually and jointly with their spouses, together own the Manager's outstanding voting securities. Messrs.  Umphrey and Okurowski also are affiliates of U.S. Boston Capital Corporation.

The following chart provides information about the Manager’s owners and its directors and officers who are also officers of the Trust:

Name	Position with the Manager	Position with the Trust
Willard L. Umphrey	President	Trustee, President, Chairman
Leon Okurowski	Treasurer	Vice President, Treasurer
Deborah A. Kessinger	Senior Counsel, Chief Compliance Officer	Assistant Clerk, Chief Compliance Officer
Diane Hunt	Controller	Assistant Treasurer
Lori Wessels	Senior Legal Product Manager	Clerk
The Manager serves as the investment manager to each Pear Tree Fund pursuant to the Amended and Restated Management Contract dated May 1, 2008, as amended (the “Management Contract”) between the Manager and the Trust.  Under the Management Contract, the Manager is responsible for making decisions with respect to, and placing orders for, all purchases and sales of portfolio securities for the Pear Tree Funds and for providing certain ancillary services.  The Management Contract also permits the Manager, subject to approval by the Trustees, to delegate to one or more sub-advisers any or all of its portfolio management responsibilities under the Management Contract pursuant to a written agreement with each sub-adviser, subject to the Order.  The Manager has delegated substantially all of its portfolio management responsibilities for the Pear Tree Funds to sub-advisers.  The Manager, under the Management Contract, has ultimate responsibility to oversee the sub-advisers and recommend their hiring, termination and replacement, subject to the oversight of the Trustees.

Under the Management Contract, the Manager is entitled to a management fee as compensation for its management services.  The fee is computed daily and payable monthly at annual rates expressed as a percentage of each Fund’s average daily net assets.  Effective January 1, 2015, the contractual annual fee rate relating to Small Cap Fund is 0.80 percent.

The aggregate amount of fees paid to the Manager by the Trust relating to Small Cap Fund under the Management Contract for the last fiscal year ended March 31, 2014 was $1,188,645.  During such period (and through December 31, 2014), the management fee paid to the Manager under the Management Contract was calculated using an annual rate of 1.00 percent of Small Cap Fund’s average daily net assets.

INFORMATION ABOUT POLARIS

Polaris Capital Management, LLC (“Polaris”) is an investment adviser registered with the SEC.  It serves as the investment sub-adviser to each of Foreign Value Fund and Foreign Value Small Cap Fund in addition to Small Cap Fund.  Polaris is located at 121 High Street, Boston, Massachusetts 02110.  As of December 31, 2014, Polaris’ assets under management were approximately $5.6 billion.

Polaris Ownership

All of the outstanding voting interests in Polaris are owned by Bernard R. Horn, Jr.

No officer or Trustee of the Trust is a director, officer or employee of Polaris.  No officer or Trustee of the Trust, through the ownership of securities or otherwise, has any other material direct or indirect interest in Polaris or any other person controlling, controlled by or under common control with Polaris. Since April 1, 2011, none of the Trustees of the Trust has had any material interest, direct or indirect, in any material transactions, or in any material proposed transactions, to which Polaris or any of its affiliates was or is to be party, other than the investment sub-advisory agreements between the Manager and Polaris relating to Foreign Value Fund and Foreign Value Small Cap Fund.

Portfolio Managers

The following Polaris employees are the persons responsible for the management of Small Cap Fund’s portfolio:

Portfolio Manager Name                                              Position at Polaris                                              Manager of Small Cap Fund Since

Bernard R. Horn, Jr.	President and Chief Investment Officer	2015
Sumanta Biswas, CFA	Vice President and Assistant Portfolio Manager	2015
Bin Xiao, CFA	Assistant Portfolio Manager	2015

Directors & Principal Officers

The directors and principal executive officers of Polaris and their principal occupations are as follows:

Name	Principal Occupation

Bernard R. Horn, Jr.	President & Treasurer of Polaris

Lorraine B. Horn	Director of Polaris

Christopher K. McLeod	Director of Polaris

Sumanta Biswas	Vice President & Assistant Portfolio Manager of Polaris

Kathleen S. Jacobs	Corporate Secretary & Vice President of Polaris

Lucy C. Goreham	Chief Compliance Officer of Polaris

Bin Xiao	Assistant Portfolio Manager of Polaris

The business address of each director and principal officer of Polaris is 121 High Street, Boston, Massachusettts 02110.

Certain Other Polaris Management Activities

Polaris serves as an investment sub-adviser to two other Pear Tree Funds, Foreign Value Fund and Foreign Value Small Cap Fund.  With respect to a portion of Foreign Value Small Cap Fund, Polaris pursues an investment strategy similar to Small Cap Fund’s investment strategy.  The name, approximate net assets of Foreign Value Small Cap Fund, and annual rate of Polaris’ compensation as sub-adviser with respect to Foreign Value Small Cap Fund, as well as whether Polaris waives or reduces or agreed to waive or reduce its compensation, are as follows:

Fund Name	Approximate Net Assets of Fund Managed by Polaris (as of December 31, 2014)	Annual Rate of Compensation (as a % of net assets managed)	Expense Limits
Pear Tree Polaris Foreign Value Small Cap Fund	$302 million	0.35% on the first $35 million average daily assets; 0.40% on amounts in excess of $35 million but less than $200 million of average daily assets; and 0.50% of amounts in excess of $200 million	Not Applicable

ADDITIONAL INFORMATION

Affiliated Brokerage Commissions

For the fiscal year ended March 31, 2014, Small Cap Fund paid no commissions to brokers affiliated with the Manager or Polaris.

Information about the Distributor and Administrator

Shares of Small Cap Fund are offered on a continuous basis and are distributed through U.S. Boston Capital Corporation, 55 Old Bedford Road, Suite 202, Lincoln, Massachusetts 01773. U.S. Boston Capital Corporation is under common control with the Manager.

Pear Tree Advisors, Inc., 55 Old Bedford Road, Suite 202, Lincoln, Massachusetts 01773, in addition to serving as the investment manager to Small Cap Fund, also serves as the investment manager to the other Pear Tree Funds and as the transfer agent and administrator for the Pear Tree Funds.

For the 12-month period ended March 31, 2014, the aggregate amount of fees paid by Small Cap Fund to the Manager and its affiliated persons (including U.S. Boston Capital Corporation) for services provided to Small Cap Fund, other than investment management fees, was $518,587.

Since the New Sub-Advisory Agreement was approved by the Trustees, the Distributor and the Manager, as transfer agent and administrator, have continued to provide, and are expected to continue to provide those services.

Information about the Custodian, Auditors and Legal Counsel

State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111 is the custodian of the Trust’s portfolio securities and cash.  State Street Bank and Trust Company is not an affiliate of the Manager.

Tait, Weller & Baker LLP, 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania 19103 serves as independent registered public accounting firm for the Trust.

Nutter, McClennen & Fish LLP, Seaport West, 155 Seaport Boulevard, Boston, Massachusetts 02210 serves as counsel to the Trust and the Independent Trustees.

Outstanding Shares and Ownership of Shares

Shares of Small Cap Fund issued and outstanding as of January 1, 2015 are indicated in the following table:

No. of Shares

Ordinary Shares	4,042,319.296
Institutional Shares	132,610.867

Security Ownership of Certain Beneficial Owners.

As of January 1, 2015, the following persons beneficially owned more than 5 percent of the outstanding shares of a Class of each Fund as indicated below:

Title of Class	Name and Address of Beneficial Owner	Amount and nature of beneficial ownership	Percent of Class

Ordinary	Joseph E. Kasputys 1000 Winter Street, Suite 4310 Waltham, MA 02451	619,920.578	15.4%

Institutional	Willard L. Umphrey 55 Old Bedford Road Lincoln, MA 01773	27,566.413	20.79%
	USB Corporation PSRP 55 Old Bedford Road Lincoln, MA 01773	27,299.241	20.59%
	USB Corporation (401K Plan) 55 Old Bedford Road Lincoln, MA 01773	21,789.556	16.43%
	Leon Okurowski 294 Elm Street Concord, MA 01742	18,847.184	14.21%
	Lawrie Okurowski 294 Elm Street Concord, MA 01742	7,807.871	5.89%

Security Ownership of Management

As of January 1, 2015, the following Trustees and officers of the Trust beneficially owned more than 1 percent of shares of Small Cap Fund as indicated below:

Title of Class	Name and Address of Beneficial Owner		Amount and nature of beneficial ownership	Percent of Class

Institutional	Willard L. Umphrey, President & Trustee c/o Pear Tree Advisors, Inc. 55 Old Bedford Rd, Suite 202 Lincoln, MA 01773		1,547,328.86	41.51%

Institutional	Leon Okurowski, Treasurer c/o Pear Tree Advisors, Inc. 55 Old Bedford Rd, Suite 202 Lincoln, MA 01773		864,000.51	23.80%

Institutional	Deborah Kessinger, Chief Compliance Officer & Assistant Clerk c/o Pear Tree Advisors, Inc. 55 Old Bedford Road, Suite 202 Lincoln, MA 01773		42,612.43	1.19%

Institutional	Diane Hunt, Assistant Treasurer c/o Pear Tree Advisors, Inc. 55 Old Bedford Road, Suite 202 Lincoln, MA 01773		43,185.13	1.19%

Ordinary		None

OTHER INFORMATION
Shareholder Reports

Copies of Small Cap Fund’s annual and semi-annual reports dated March 31, 2014 and September 30, 2014, respectively, will be furnished without charge upon request.  To request copies of those reports or other information about Small Cap Fund, you may write Small Cap Fund at Pear Tree Funds, 55 Old Bedford Road, Suite 202, Lincoln, Massachusetts 01773, call the Pear Tree Funds at (800) 326-2151 or visit the Pear Tree Funds’ website at www.peartreefunds.com.

Multiple Shareholders in Household

To reduce expenses, only one copy of this Information Statement, any shareholder reports and notices of Internet availability of proxy materials and other documents may be mailed to households, even if more than one person in a household is a shareholder of some or all of the Pear Tree Funds.  Call the Pear Tree Funds at (800) 326-2151 if you need additional copies of any of those documents or if you do not want the mailing of copies of Pear Tree Fund documents to be combined with copies being sent to other members of your household.

Shareholder Proposals

The Trust is not required, and it does not intend, to hold annual meetings of shareholders for the election of Trustees and other business.  Instead, meetings will be held only when and if required.  Any Pear Tree Fund shareholder desiring to present a proposal for consideration at the next meeting for shareholders of a Pear Tree Fund must submit the proposal in writing so that it is received by the Pear Tree Funds within a reasonable time before any meeting.  These proposals should be sent to the Trust at Pear Tree Funds, 55 Old Bedford Road, Suite 202, Lincoln, Massachusetts 01773.

55 Old Bedford Road
Suite 202
Lincoln, MA 01773
www.peartreefunds.com
Address Service Requested

© 2015 U.S. Boston Capital Corporation
Distributor of the Pear Tree Funds
Member FINRA, SIPC

EXHIBIT A

PEAR TREE ADVISORS, INC.
SUB-ADVISORY AGREEMENT

This Sub-Advisory Agreement (this “Agreement”) is dated October 30, 2014 by and between PEAR TREE ADVISORS, INC., a Delaware corporation (the “Manager”), and POLARIS CAPITAL MANAGEMENT, LLC, a Delaware corporation (the “Subadviser”).

WHEREAS, the Manager has been retained by Pear Tree Funds (the “Trust”), a Massachusetts business trust registered as a management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), to provide investment advisory, management, and administrative services to the Trust with respect to certain series of the Trust; and

WHEREAS, the Manager wishes to engage the Subadviser to provide certain investment sub-advisory services to the Trust with respect to the series of the Trust designated as Pear Tree Polaris Small Cap Fund (the “Fund”), and the Subadviser is willing to furnish such services on the terms and conditions hereinafter set forth;

NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed as follows:

1.           Appointment and Acceptance; Services to be Rendered by Subadviser.

(a)           In accordance with and subject to the Management Agreement between the Trust and the Manager with respect to the Fund (the “Management Agreement”), the Manager hereby appoints the Subadviser to act as Subadviser with respect to the Fund for the period and on the terms set forth in this Agreement.  The Subadviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

(b)           The Manager shall cause the Subadviser to be kept fully informed at all times with regard to the securities owned by the Fund, its funds available, or to become available, for investment, and generally as to the condition of the Fund’s affairs.  The Manager shall furnish the Subadviser with such other documents and information with regard to the Fund’s affairs as the Subadviser may from time to time reasonably request.

(c)           Subject always to the supervision of the trustees of the Trust (the “Trustees”) and the Manager, the Subadviser, at its expense, will furnish continuously an investment program for the Fund.  The Subadviser will determine what securities shall be purchased, held, sold or exchanged by the Fund and what portion, if any, of the assets of the Fund shall be held uninvested and shall, on behalf of the Fund, make changes in the Fund’s investments.  In the performance of its duties, the Subadviser will comply with the provisions of the Second Amended and Restated Agreement and Declaration of Trust and the By-Laws of the Trust, each as amended (together, the “Governing Documents”), and the stated investment objectives, policies and restrictions of the Fund as set forth in the Trust’s then-current Prospectus and Statement of Additional Information which describes the Fund, and with other written policies that the Trustees or the Manager may from time-to-time determine and of which the Subadviser has received notice.  In furnishing an investment program to the Fund and in determining what securities shall be purchased, held, sold or exchanged by the Fund, the Subadviser shall (i) comply in all material respects with all provisions of applicable law governing its duties and responsibilities hereunder, including, without limitation, the 1940 Act and the rules and regulations thereunder;· the Investment Advisers Act of 1940, as amended, and the rules and regulations thereunder; the Internal Revenue Code of 1986, as amended (the “Code”), as it relates to regulated investment companies and all rules and regulations thereunder; the Insider Trading and Securities Fraud Enforcement Act of 1988; and such other laws as may be applicable to its activities as investment subadviser to the Fund; and (ii) use its best efforts to manage the Fund’s portfolio so that the Fund will qualify, and continue to qualify, as a regulated investment company under subchapter M of the Code and regulations issued thereunder.  The Subadviser shall make its officers and employees available to the Manager and/or Trustees from time-to-time at reasonable times to review investment policies of the Fund and to consult with the Manager and/or Trustees regarding the investment affairs of the Fund.

(d)           The Subadviser, at its expense, will (i) furnish all necessary investment and management facilities, including salaries of personnel, required for it to perform its duties hereunder, (ii) keep records relating to the purchase, sale or current status of portfolio securities, (iii) provide clerical personnel and equipment necessary for the efficient rendering of investment advice to the Fund, (iv) furnish to the Manager or the Trustees such reports and records regarding the Fund and the Subadviser as the investment manager or the Trustees shall from time to time request, and, (v) upon reasonable notice, review written references to the Subadviser or its methodology, whether in a Prospectus, Statement of Additional Information, sales material or otherwise.  The Subadviser shall have no obligation with respect to the determination of the Fund’s net asset value, except to provide the Trust’s custodian with information as to the securities held in the Fund’s portfolio.  The Subadviser shall not be obligated to provide shareholder accounting services to the Trust or with respect to the Fund.

(e)           The Subadviser will select those brokers and dealers through which all orders for the purchase and sale of portfolio investments for the Fund’s account will be placed.  In the selection of such brokers or dealers and the placing of such orders, the Subadviser shall use its best efforts to obtain for the Fund the most favorable price and execution available, except to the extent that it may be permitted to pay higher brokerage commissions for brokerage and research services.  In using its best efforts to obtain for the Fund the most favorable price and execution available, the Subadviser, bearing in mind the Fund’s best interests at all times, shall consider all factors it deems relevant, including price, the size of the transaction, the nature of the market for the security, the amount of the commission, if any, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker or dealer involved and the quality of service rendered by the broker or dealer in other transactions.  Subject to such written policies as the Trustees or the Manager may determine, and of which the Subadviser has received notice, the Subadviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides brokerage and research services to the Subadviser and/or the Manager an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, provided that the Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Subadviser’s and/or Manager’s overall responsibilities with respect to the Trust and to other clients as to which the Subadviser and/or Manager or persons controlled by or under common control with the Subadviser and/or Manager exercise investment discretion.

(f)           Subject to paragraph (e) above, the Manager authorizes any entity or person associated with the Subadviser that is a member of a national securities exchange to effect any transaction on the exchange for the account of the Fund which is permitted by Section 11(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Rule 11a2-2(T) thereunder, and the Fund hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv). Notwithstanding the foregoing, the Subadviser will not deal with itself, or with the Trustees or any principal underwriter of the Fund, as principals or agents in making purchases or sales of securities or other property for the account of the Fund, nor will it purchase any securities from an underwriting or selling group in which the Subadviser or its affiliates is participating, or arrange for purchases and sales of securities between the Fund and another account advised by the Subadviser or its affiliates, except in each case as permitted by the 1940 Act and in accordance with such policies and procedures as may be adopted by the Fund from time to time, and will comply with all other provisions of the Governing Documents and the Fund’s then-current Prospectus and Statement of Additional Information relative to the Subadviser and its directors and officers.

(g)           The assets of the Fund shall be held by the Trust’s custodian in an account which the Trust has directed the custodian to open.  The Subadviser shall at no time have custody or physical control of any of the assets of the Fund.  The Manager shall cause such custodian to provide the Subadviser with such information and reports concerning the Fund or its assets as the Subadviser may from time to time reasonably request and to accept instructions from the Subadviser with respect to such assets and transactions by the Fund in the performance of the Subadviser’s duties hereunder.  The Subadviser shall have no liability or obligation to pay the cost of such custodian or any of its services.

(h)           Advice rendered to the Fund shall be held in confidence by the Subadviser and the Manager.  Such advice may not be used by any shareholder, Trustee, officer, director, employee or agent of the Trust or of the Manager or by the subadviser of any other series of the Trust.  Non-public information provided to the Manager on a confidential basis regarding the methodology of the Subadviser shall not be made publicly available by the Manager, except that such information may be disclosed to the Trustees and may be disclosed to the extent necessary to comply with the federal and state securities laws and, if practical and on the advice of counsel to the Trust, after notice to the Subadviser, upon order of any court or administrative agency or self-regulatory organization of which the Manager or its affiliates are members.

(i)           The Subadviser shall not be obligated to pay any expenses of or for the Fund not expressly assumed by the Subadviser pursuant to this Section 1.

(j)           The Subadviser shall not be obligated to advise or take any action on behalf of the Manager in any legal proceedings, including bankruptcies or class actions, involving securities held or formerly held by the Fund or the issuers of those securities.

2.           Other Agreements, Etc.

(a)           It is understood that any of the shareholders, Trustees, officers and employees of the Trust may be a shareholder, partner, director, officer or employee of, or be otherwise interested in, the Subadviser, and in any person controlled by or under common control with the Subadviser, and that the Subadviser and any person controlled by or under common control with the Subadviser may have an interest in the Trust.  It is also understood that the Subadviser and persons controlled by or under common control with the Subadviser have and may have advisory, management, service or other contracts with other organizations (including other investment companies and other managed accounts) and persons, and may have other interests and businesses.

(b)           Nothing in this Agreement shall prohibit the Subadviser or any of its affiliates from providing any services for any other person or entity or limit the services which the Subadviser or any such affiliate can provide to any person or entity.  The Manager acknowledges that the Subadviser and its affiliates perform investment advisory and investment management services for various clients other than the Manager and the Trust.  Nothing in this Agreement shall prohibit the Subadviser and its affiliates from giving advice and taking action in the performance of duties with respect to any other client which may differ from advice given, or the timing or nature of action taken, with respect to the Fund.  Nothing in this Agreement shall be deemed to impose upon the Subadviser any obligation to purchase or sell or to recommend for purchase or sale for the Fund any security or other property which the Subadviser or any of its affiliates may purchase or sell for its own account or for the account of any other client, so long as it continues to be the policy and practice of the Subadviser not to favor or disfavor consistently or consciously any client or class of clients in the allocation of investment opportunities, so that to the extent practical, such opportunities will be allocated among clients over a period of time on a fair and equitable basis.

3.           Compensation to be Paid by the Manager to the Adviser.

(a)           The Manager will pay to the Subadviser, as compensation for the Subadviser’s services rendered and for the expenses borne by the Subadviser pursuant to Section 1, a fee, calculated daily and payable monthly in arrears at the annual rate of (i) 0.25 percent of the aggregate average daily net asset value of the Fund for assets in the Fund up to $100 million, (ii) 0.30 percent of the aggregate average daily net asset value of the Fund for assets in the Fund over $100 million but no greater than $200 million and (iii) 0.325 percent of the aggregate average daily net asset value of the Fund for assets over $200 million.  The Manager shall direct the Fund to pay the Subadviser directly out of the fee that it receives from the Fund under the Manager’s investment management agreement with the Trust.

(b)           Such average daily net assets of the Fund shall be determined by taking an average of all the determinations of such net assets during such month at the close of business on each business day, and for non-business days, the net asset value determined on the immediately preceding business day, during such month while this Agreement is in effect.  Such fee shall be payable for each month within 30 days after the end of each month, beginning with the first full month of the contract.

4.           Effectiveness; Termination; Assignment by Subadviser.

(a)           This Agreement will become effective with respect to the Fund on January 1, 2015, provided that it shall have been approved by the Trustees of the Trust and, if so required by the 1940 Act, by shareholders of the Fund in accordance with the requirements of the 1940 Act

(b)           This Agreement, unless sooner terminated as provided herein, will continue in effect through the second anniversary of the date of effectiveness.  Thereafter, if not terminated, this Agreement shall continue in effect with respect to the Fund so long as such continuance is specifically approved at least annually by (i) the Trustees or (ii) a vote of a majority of the outstanding voting securities of the Fund, provided that in either event the continuance is also approved by a majority of the Trustees who are not interested persons of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.

(c)           This Agreement is terminable with respect to the Fund without penalty by the Trustees or by vote of a majority of the outstanding voting securities of the Fund, in each case on not more than 60 days’ nor less than 30 days’ written notice to the Subadviser, or by the Subadviser upon not less than 150 days’ written notice to the Fund and the Manager, and will be terminated upon the mutual written consent of the Manager and the Subadviser.

(d)           This Agreement shall terminate automatically in the event of its assignment by the Subadviser.

5.           Amendment; Assignment by the Manager.

(a)           No provision of this Agreement may be changed, waived, discharged or terminated orally, except by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.  No material amendment of the Agreement shall be effective until approved, if so required by the 1940 Act, by vote of the holders of a majority of the outstanding voting securities of the Fund; provided, however, that shareholder approval will not be required for any amendment to this Agreement for so long as the Trust and the Manager may rely on an order from the Securities and Exchange Commission (the “SEC”) that permits the Trust and the Manager to enter into the amendment to this Agreement without shareholder approval or which would otherwise permits the Trust and the Manager, singularly or collectively, to enter into the amendment without shareholder approval.

(b)           This Agreement shall not be assignable by the Manager without the consent of the Subadviser.  For the purposes of this Section 5(b), a change of control of the Manager is not an assignment of this Agreement.

6.           Certain Definitions.

For the purposes of this Agreement:

(a)           The Fund’s “net assets” shall be determined as provided in the Fund’s then-current Prospectus and Statement of Additional Information;

(b)           Except as expressly provided in this Agreement, the terms “assignment,” “control,” “interested person,” and “majority of the outstanding voting securities” shall have the meanings given to them by Section 2(a) of the 1940 Act, subject to such exemptions as may be granted by the SEC by any rule, regulation or order; and

(c)           The terms “brokerage services” and “research services” shall be construed in a manner consistent with Section 28(e) of the Exchange Act and the rules and regulations thereunder.

7.           Non-Liability of the Subadviser.

(a)           In the absence of willful misfeasance, bad faith or gross negligence on the part of the Subadviser, its partners, officers, directors, employees or agents or reckless disregard by the Subadviser of its obligations and duties hereunder, neither the Subadviser nor its officers, directors, employees or agents shall be subject to any liability to the Trust or to the Manager, or to any shareholder of the Trust, for any act or omission in the course of, or connected with, rendering services hereunder, unless the Subadviser is claiming indemnity from any of them in connection herewith, but then only to the extent of the indemnity obtained.

(b)           In connection with the Subadviser’s performance of services under this Agreement, the Subadviser shall not be liable for any error in judgment in connection with any investment decision made by the Manager or any failure by the Subadviser to execute a trade directed by the Manager if the execution of such trade constitutes a violation of federal or state law, rule or regulation or a breach of any fiduciary or confidential relationship.

(c)           Nothing contained in this Section 7 or anywhere else in this Agreement shall constitute a waiver or limitation of any rights that the Manager, the Trust or the Fund may have under the federal securities laws or other applicable federal or state laws.

8.           Voting of Securities.

Unless expressly directed otherwise by the Trustees or the Manager, the Subadviser shall have the power to vote, either in person or by proxy, all securities in which assets of the Fund may be invested from time to time and shall not be required to seek or take instructions from the Manager or the Trustees of the Trust, or to take any action, with respect thereto.

9.           Representations and Covenants of the Manager.

(a)           The Manager represents to the Subadviser that the terms of this Agreement do not violate any obligation by which it is bound, whether arising by contract, operation of law or otherwise, and that it has the power, capacity and authority to enter into this Agreement and to perform in accordance herewith.  In addition, the Manager represents, warrants and covenants to the Subadviser that it has the power, capacity and authority to commit the Trust to this Agreement; that a true and complete copy of Governing Documents and the stated objectives, policies and restrictions of the Fund have been delivered to the Subadviser; and that true and complete copies of every amendment thereto will be delivered to the Subadviser as promptly as practicable after the adoption thereof.  Notwithstanding any other provision of this Agreement to the contrary, the Subadviser will not be bound by any such amendment until the Subadviser has received a copy thereof and has had a reasonable opportunity to review it.

(b)           The Manager shall indemnify and hold harmless the Subadviser, its partners, officers, employees and agents and each person, if any, who controls the Subadviser within the meaning of any applicable law (each individually an “Indemnified Party”) from and against all losses, claims, damages, liabilities and expenses (including, without limitation, reasonable fees and other expenses of an Indemnified Party’s counsel, other than attorneys’ fees and costs in relation to the preparation of this Agreement; each party bearing responsibility for its own such costs and fees), joint or several, (other than liabilities, losses, expenses, attorneys’ fees and costs or damages arising from the failure of the Subadviser to perform its responsibilities hereunder or claims arising from its acts or failure to act in performing this Agreement) to which the Subadviser or any other Indemnified Party may become subject under any federal or state law arising from the Manager’s (or its respective agents and employees) failure to perform its duties and assume its obligations hereunder or as a result of any failure of the Manager or, if caused by any failure of the Manager, of the Trust or the Fund, to disclose a material fact, or any omission by the Manager, or, if caused by any failure of the Manager, of the Trust or the Fund, to disclose a material fact, in any document relating to the Trust or the Fund, except any failure or omission caused solely by (i) the incorporation in any such document of information relating to the Subadviser which is furnished to the Manager in writing by or with the consent of the Subadviser expressly for inclusion in such document or (ii) a breach, of which the Manager was not aware, by the Subadviser of its duties hereunder or arising out of a breach by the Manager of Section 11 of this Agreement.  With respect to any claim for which an Indemnified Party is entitled to indemnity hereunder, the Manager shall assume the reasonable expenses and costs (including any reasonable attorneys’ fees and costs) of the Indemnified Party or investigating and/or defending any claim asserted or threatened by any party, subject always to the Manager first receiving a written undertaking from the Indemnified Party to repay any amounts paid on its behalf in the event and to the extent of any subsequent determination that the Indemnified Party was not entitled to indemnification hereunder with respect of such claim.

(c)           No public reference to, or description of, the Subadviser or its methodology or work shall be made by the Manager or the Trust, whether in a prospectus, statement of additional information or otherwise, unless the Manager provides the Subadviser with a reasonable opportunity to review any such reference or description prior to the first use of such reference or description.

10.           Representations and Covenants of the Subadviser.

(a)           The Subadviser represents that the terms of this Agreement do not violate any obligation by which it is bound, whether arising by contract, operation of law, or otherwise, and that it has the power, capacity and authority to enter into this Agreement and to perform in accordance herewith.

(b)           The Subadviser shall immediately notify the Manager in the event that the Subadviser or any of its affiliates: (i) becomes aware that it is subject to a statutory disqualification that prevents the Subadviser from serving as investment subadviser pursuant to this Agreement; or (ii) becomes aware that it the subject of an administrative proceeding or enforcement action by the SEC or any other regulatory authority.  The Subadviser shall immediately notify the Manager in the event that the Subadviser knows of any material fact respecting or relating to the Subadviser that is not contained in the Trust’s Registration Statement regarding the Fund, or any amendment or supplement thereto, but that is required to be disclosed therein, and of any statement contained therein that becomes untrue in any material respect.

(c)           The Subadviser will maintain such books and records with respect to its services to the Fund as are required under the 1940 Act and rules adopted thereunder (including Rule 31a-1 and Rule 31a-2), and by other applicable legal provisions, and will preserve such records for the periods and in the manner required by the 1940 Act and those rules and legal provisions.  The Subadviser acknowledges that records that it maintains and preserves pursuant to pursuant to this Section 10(c) and otherwise in connection with its services hereunder are the property of the Trust and will be surrendered promptly to the Trust upon the request of the Trust or the Manager.

(d)           The Subadviser will furnish to regulatory authorities having the requisite authority any information or reports in connection with its services hereunder that may be requested by such authority.

(e)           The Subadviser shall provide the Manager with quarterly representations regarding the compliance of its employees with the Subadviser’s code of ethics governing personal securities transactions.  The Subadviser shall provide the Manager with copies of any revisions to its code of ethics.

(f)           The Subadviser shall indemnify and hold harmless the Manager, the Trust, the Fund, their partners, officers, employees and agents and each person, if any, who controls the Manager or Fund within the meaning of any applicable law (each individually an “Indemnified Party”) from and against all losses, claims, damages, liabilities and expenses (including, without limitation, reasonable fees and other expenses of an Indemnified Party’s counsel, other than attorneys’ fees and costs in relation to the preparation of this Agreement; each party bearing responsibility for its own such costs and fees), joint or several, (other than liabilities, losses, expenses, attorneys’ fees and costs or damages arising from the failure of the Manager to perform its responsibilities hereunder or claims arising from its acts or failure to act in performing this Agreement) arising from Subadviser’s (or its respective agents and employees) failure to perform its duties and assume its obligations hereunder, including any action or claim against the Manager based on any alleged untrue statement or misstatement of a material fact made or provided in writing by or with the consent of Subadviser contained in any registration statement, prospectus, shareholder report or other information or materials relating to the Fund and shares issued by the Fund, or the failure or alleged failure to state a material fact therein required to be stated in order that the statements therein are not misleading, which fact should have been made known or provided by the Subadviser to the Manager, or arising out of a breach by the Subadviser of Section 11 of this Agreement or arising out of the Subadviser’s use the performance track record of the Fund and any other performance related data produced by the Subadviser with respect to the Fund even if the Subadviser’s use of the performance track record is not a breach by the Subadviser of Section 11 of this Agreement.  With respect to any claim for which an Indemnified Party is entitled to indemnity hereunder, the Subadviser shall assume the reasonable expenses and costs (including any reasonable attorneys’ fees and costs) of the Indemnified Party of investigating and/or defending any claim asserted or threatened by any party, subject always to the Subadviser first receiving a written from the Indemnified Party to repay any amounts paid on its behalf in the event and to the extent of any subsequent determination that .the Indemnified Party was not entitled to indemnification hereunder with respect of such claim.

11.           Use of Name of the Trust, Fund, Subadviser; Use of Fund Performance Record.

(a)           The Subadviser acknowledges that the name of the Trust, the name of the Fund, the name of the Manager and any derivative thereof and any logo associated therewith, are the valuable property of the Trust and/or one or more of its affiliates.  During the term of this Agreement, the Subadviser may from time to time without the further consent of the Trust or the Manager, identify itself as the investment subadviser to the Manager with respect to the Fund in any of the Subadviser’s regulatory filings and in written marketing materials used in marketing the investment advisory services of the Subadviser.  The Subadviser may not otherwise publish, and may not otherwise use, the name of the Trust, Fund or Manager (as it may be changed from time to time while the Subadviser provides services pursuant to this Agreement) or publish any derivative thereof or logo associated with that name or the name of the Trust, including “Pear Tree Funds®”, Fund or Manager without the express written consent of the Manager.  If, at any time, the Trust grants the Subadviser a right or a license to use the registered trademark “Pear Tree Funds” or any other registered trade or service mark of the Trust, the Manager grants the Subadviser a right or a license to use any registered trade or service mark of the Manager, in any written marketing materials or regulatory filings, the Subadviser shall expressly state in writing in such marketing material or regulatory filing that such mark is owned by the Trust, the Manager and/or their affiliates.

(b)           The Manager acknowledges for itself and the Trust that “Polaris,” “Polaris Capital Management, LLC” and any derivative thereof or logo associated therewith are the valuable property of the Trust and/or one or more of its affiliates.  During the term of this Agreement, the Trust shall have a nonexclusive, non-transferable, non-assignable, royalty-free license to use the name “Polaris” in the name of the Fund.

(c)           During the term of this Agreement, the Trust shall have a nonexclusive, non-transferable, non-assignable, royalty-free license to use “Polaris,” “Polaris Capital Management, LLC” or any derivative thereof or logo associated therewith.  As between the parties, the Subadviser and its affiliates reserve all right, title and interest in and to the name “Polaris,” “Polaris Capital Management, LLC” (or derivative or logo) and all intellectual property rights associated therewith.  The name “Polaris,” “Polaris Capital Management, LLC” (or derivative or logo) is licensed, not sold to Manager.  The Manager and the Fund shall cease to use the name “Polaris,” “Polaris Capital Management, LLC” (or derivative or logo) promptly upon termination of this Agreement.  The Manager shall not publish, and may not otherwise use, “Polaris,” “Polaris Capital Management, LLC” (or derivative or logo) in any written material used in marketing the Fund and in written communications to investors in the Fund (“Fund Marketing Materials”), without the express written consent of the Subadviser; provided, however, that any or all the Trust, the Fund, the Manager or their affiliates may, without the consent of the Subadviser, publish or otherwise utilize “Polaris,” “Polaris Capital Management, LLC” (or derivative or logo) in (i) any communication, document, instrument or other material that is not Fund Marketing Material and (ii) any Fund Marketing Material if such use is: (1) limited to stating the name of the Fund and/or the identity of the Subadviser as the investment sub-adviser to the Fund, or (2) necessary or, in the reasonable opinion of the Trust or the Manager, appropriate in order for the Trust, the Manager and/or its affiliates to comply with (A) the Securities Act of 1933, as amended, and the rules thereunder, (B) the rules of the Financial Industry Regulatory Authority, Inc., or (C) any other applicable law.

(d)           All Fund Marketing Materials shall expressly state that the Subadviser is the owner of the registered trademark “Polaris” in language consistent with and substantially similar to the following example:

“Polaris” is a registered trademark of Polaris Capital Management, LLC”

(e)           The Subadviser may use the performance track record of the Fund and any other performance related data produced by the Subadviser with respect to the Fund without any further consent of the Manager or the Fund, provided that such performance information (i) is used to prepare the performance of an investment strategy composite in accordance with SEC advertising rules and/or the Global Investment Performance Standards (GIPS®) published by CFA Institute, (ii) is not used to advertise or market the Fund, the Trust or the Manager and (iii) does not specifically identify the Fund or the Trust by name, and provided further that nothing herein requires the Trust, the Fund, the Manager or any of their affiliates to prepare, record or maintain any data or other information for the benefit of the Subadviser.

12.           Governing Law.

This Agreement shall be governed by, and construed and enforced in accordance with, the substantive laws of The Commonwealth of Massachusetts without regard to that state’s principles of conflicts of laws, except to the extent such laws shall be preempted by the 1940 Act or by other applicable laws.

13.           Independent Contractor.

The Subadviser shall for all purposes of this Agreement be deemed to be an independent contractor and, except as otherwise expressly provided herein, shall have no authority to act for, bind or represent the Manager, the Trust or the Fund in any way or otherwise be deemed to be an agent of the Fund.  Likewise, the Trust, the Fund, the Manager and their affiliates, agents and employees shall not be deemed agents of the Subadviser and shall have no authority to bind the Subadviser.

14.           Miscellaneous.

(a)           The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

(b)           In the event that the Subadviser or Manager is or becomes a party to any action or proceedings in respect of which indemnification may be sought hereunder, the party seeking indemnification shall promptly notify the other party thereof.  The party from whom indemnification is sought shall not be liable hereunder for any settlement of any action or claim effected without its written consent, which consent shall not be reasonably withheld.

(c)           For any claim by the Subadviser against the Fund in connection with this Agreement or the services rendered under this Agreement, the Subadviser shall look only to assets of the Fund for satisfaction and that it shall have no claim against the assets of any other portfolios of the Trust.

(d)           This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof.  Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.  This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their respective successors.

(e)           This Agreement may be executed in one or more counterparts, all of which taken together shall be deemed to constitute one and the same instrument.

(f)           Notices.  Each party giving or making any notice, request, demand, or other communication (each, a “Notice”) pursuant to this Agreement shall give the Notice in writing and use one of the following methods of delivery, each of which for purposes of this Agreement is a writing:  personal delivery, registered or certified mail (in each case return receipt requested and postage prepaid), nationally recognized overnight courier (with all fees prepaid), or facsimile.  Any party giving Notice shall address the Notice to the appropriate person at the receiving party (the “Addressee”) at the address listed below or to another Addressee or at another address designated by a party in a Notice pursuant to this section.

To the Manager: Pear Tree Advisors, Inc. 55 Old Bedford Road, Suite 202 Lincoln, MA 01773 Attn: Telephone: (781) 259-1144 Fax:	To the Subadviser: Polaris Capital Management, LLC 125 Summer Street Boston, MA 02210 Attn: Compliance Officer Telephone: (617) 951-1365 Fax: (617) 772-0248
*     *     *

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers thereunto duly authorized.

PEAR TREE ADVISORS, INC.

By           _______________________
Willard L. Umphrey
President

POLARIS CAPITAL MANAGEMENT, LLC

By           _____________________
Bernard R. Horn, Jr.
President

The undersigned officer of the Trust has executed this Agreement not individually but in his capacity as an officer of the Trust.  The Trust does not hereby undertake, on behalf of the Fund or otherwise, any obligation to the Subadviser.

PEAR TREE FUNDS

By           _______________________
Willard L. Umphrey
Chairman and Chief Executive Officer

PEAR TREE FUNDS
55 Old Bedford Road
Lincoln, Massachusetts 01773

(800) 326-2151 FREE

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF INFORMATION STATEMENT

This communication presents only an overview of the Information Statement that is available to you on the Internet relating to Pear Tree Polaris Small Cap Fund (the “Small Cap Fund”), formerly Pear Tree Columbia Small Cap Fund.  Small Cap Fund is a series of Pear Tree Funds (the “Trust”).  We encourage you to access and review all of the important information contained in the Information Statement.

The following material is available for view: Information Statement

The Information Statement describes recent action by the Trustees of the Trust relating to a new investment sub-advisory agreement between Pear Tree Advisors, Inc., the investment manager to the Trust (the “Manager”), and Polaris Capital Management, LLC (“Polaris”).  Specifically, the Trustees, at the request of the Manager recently considered and approved a new investment sub-advisory agreement between the Manager and Polaris for Small Cap Fund.  Polaris already serves as the investment sub-adviser for each of Pear Tree Polaris Foreign Value Fund and Pear Tree Polaris Foreign Value Small Cap Fund.  The Information Statement fully describes the change in investment sub-adviser of Small Cap Fund, including the Trustees’ considerations in determining to approve the new investment sub-advisory agreement with Polaris.  The new investment sub-advisory agreement was effective January 1, 2015.

The Trust and the Manager have received an order (the “Order”) from the Securities and Exchange Commission that allows the Trust and the Manager to enter into and materially amend sub-advisory agreements with unaffiliated sub-advisers without seeking shareholder approval.  The Order instead requires that the Trust send an information statement to shareholders.  In lieu of physical delivery of the Information Statement, the Trust will make the Information Statement available to you on the Trust’s website.

This Notice of Internet Availability of the Information Statement is being mailed on or about January 21, 2015 to shareholders of record of Small Cap Funds as of January 1, 2015.  The Information Statement will be available on the Trust’s website at http://www.peartreefunds.com/fund-literature until April 22, 2015.  A paper or e-mail copy of the Information Statement may be obtained, without charge, by contacting the Trust at (800) 326-2151 or sending an e-mail to info@peartreefunds.com.

If you want to receive a paper or e-mail copy of the Information Statement, you must request one. A copy of the Information Statement may be obtained upon request and without charge.

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WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

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